UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  July 30, 2014

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Business & Operations

Item 1.01.

Entry into a Material Definitive Agreement

On July 30, 2014, Wausau Paper Corp. (the “Company”), as borrower, entered into the following credit agreements:

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A Credit Agreement with the Company as Borrower; the Company’s wholly-owned subsidiaries as Guarantors; Bank of America, N.A. (“Bank of America”), as administrative agent; certain lenders party to the credit agreement; and Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets, as joint lead arrangers and joint bookrunners (“the Joint Lead Arrangers and Joint Bookrunners”) (the “Term Loan Credit Agreement”).

•

A Credit Agreement with the Company and each of its subsidiaries as Borrowers, Bank of America, as Agent, certain lenders party to the credit agreement, and the Joint Lead Arrangers and Joint Bookrunners (the “ABL Credit Agreement”).

The Term Loan Credit Agreement provided for a $175 million term loan and the ABL Credit Agreement provided for a $50 million revolving credit facility.  The Term Loan Credit Agreement and ABL Credit Agreement contain customary events of default, representations and warranties, and affirmative and negative covenants. In connection with entry into the Term Loan Credit Agreement and the ABL Credit Agreement, the Company and each of wholly-owned subsidiaries entered into pledge and security agreements with Bank of America as collateral agent, pledging substantially all of their assets as collateral.

A copy of the Term Loan Credit Agreement is attached as Exhibit 10.1 and is incorporated herein by reference, and a copy of the related pledge and security agreement is attached as Exhibit 10.2 and is incorporated by reference.  A copy of the ABL Credit Agreement is attached as Exhibit 10.3 and is incorporated herein by reference, and a copy of the related pledge and security agreement is attached as Exhibit 10.4

In addition, on July 30, 2014, the Company and each of its subsidiaries entered into a Settlement Agreement with the Pension Benefit Guaranty Corporation (“PBGC”), pursuant to which the Company and Wausau Paper Mills, LLC (one of the Company’s wholly-owned subsidiaries), as sponsors of certain defined benefit pension plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), agreed to, over a period of time ending in 2018, make certain payments to the pension plans in excess of those otherwise required by law and also to provide collateral security to the PBGC to secure the obligations of the Company and Wausau Paper Mills, LLC under Title IV of ERISA.

A copy of the Settlement Agreement with the PBGC is attached as Exhibit 10.5 and is incorporated herein by reference.

Item 1.02.

Termination of Material Definitive Agreement

On July 30, 2014, in connection with the Company’s entry into the Term Loan Credit Agreement and the ABL Credit Agreement, the Company terminated its Credit Agreement with Bank of America, BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank), Northwest Farm Credit Services, PCA, and 1st Farm Credit Services, which had provided the Company with a revolving credit facility.  In addition, the Company terminated its Note Purchase and Private Shelf Agreement with Prudential Investment Management, Inc., and certain other note holders (the “Shelf Agreement”).  The Company used the proceeds from the loans extended under the new Term Loan Credit Agreement to pay off, in their entirety, the outstanding notes held under the terms of the Shelf Agreement.  In connection with the early payment of the notes, the Company paid accrued interest and make-whole payments totaling approximately $14.4 million to the various note holders.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Term Loan Credit Agreement dated as of July 30, 2014

Exhibit 10.2

Pledge and Security Agreement dated as of July 30, 2014 (Term Loan)

Exhibit 10.3

ABL Credit Agreement dated as of July 30, 2014

Exhibit 10.4

Pledge and Security Agreement dated as of July 30, 2014 (ABL)

Exhibit 10.5

Settlement Agreement with the Pension Benefit Guaranty Corporation dated as of July 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  August 5, 2014

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated July 30, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Term Loan Credit Agreement dated as of July 30, 2014

Exhibit 10.2

Pledge and Security Agreement dated as of July 30, 2014 (Term Loan)

Exhibit 10.3

ABL Credit Agreement dated as of July 30, 2014

Exhibit 10.4

Pledge and Security Agreement dated as of July 30, 2014 (ABL)

Exhibit 10.5

Settlement Agreement with the Pension Benefit Guaranty Corporation dated as of July 30, 2014